UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note.

On December 6, 2018, BGC Partners, Inc. (“BGC Partners”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion, on November 30, 2018 (the “Distribution Date”), of its previously announced pro rata distribution (the “Distribution”) to its stockholders of all of the shares of common stock of Newmark Group, Inc. (“Newmark”) owned by BGC Partners as of immediately prior to the effective time of the Distribution, with shares of Newmark Class A common stock distributed to the holders of shares of BGC Partners Class A common stock of record as of the close of business on November 23, 2018 (the “Record Date”), and shares of Newmark Class B common stock distributed to the holders of shares of BGC Partners Class B common stock of record as of the close of business on the Record Date.

The Initial Form 8-K omitted the pro forma financial information required by Item 9.01(b) of Form 8-K and disclosed that such pro forma financial information would be filed by amendment to the Initial Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The following Unaudited Pro Forma Condensed Consolidated Financial Information of BGC Partners is attached hereto as Exhibit 99.2 and incorporated herein by reference.

•	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2018, for the nine months ended September 30, 2018 and for the years ended December 31, 2017, 2016 and 2015; and

•	Management’s Discussion and Analysis of Pro Forma Financial Condition and Pro Forma Results of Operations.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

99.1*	BGC Partners, Inc. Press Release, dated November 30, 2018.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2018, for the nine months ended September 30, 2018 and for the years ended December 31, 2017, 2016 and 2015, and Management’s Discussion and Analysis of Pro Forma Financial Condition and Pro Forma Results of Operations.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: December 6, 2018	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman and Chief Executive Officer

[Signature Page to Form 8-K/A, dated December 6, 2018, Regarding the Completion of BGC Partners’ Distribution of Shares of Newmark Common Stock]